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                                                                 EXHIBIT 10.18

                       FORM OF STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (this "Agreement"), dated as of March __, 1997, by and between Intrepid Food Holdings, Inc., a Delaware corporation (the "Company"), and the individual named as the Holder on the signature page hereof (the "Holder").

         1. Background. On March ____, 1997, the Company reserved certain shares of Common Stock of the Company, par value $0.001 per share (the "Common Stock"), for issuance to employees, officers and directors of, and consultants to, the Company pursuant to the 1997 Stock Option Plan of Intrepid Food Holdings, Inc. (the "Plan"), which has been adopted and approved by the Board of Directors of the Company (the "Board"). This Agreement (a) is being entered into as of the date hereof (the "Date of Grant") and (b) documents the relative rights, privileges, powers, duties, responsibilities and obligations of the parties hereto with respect to the stock option which the Company granted to the Holder pursuant to the Plan as of the Date of Grant (the "Option"). The Option is issued, and this Agreement is entered into, in accordance with the terms of the Plan and the provisions of the Plan, including, but not limited to, Sections 13, 14, 15, 16, 17, 18, 19 and 20, are hereby incorporated in this Agreement by reference.

         2. Definitions. In addition to other terms defined herein, when used herein, the following capitalized terms shall have the following meanings:

                  "Approved Sale" means the sale of the Company to a third party in an arm's-length transaction, whether by merger, consolidation, sale of all or substantially all of its assets or sale of all or substantially all of the capital stock of the Company.

                  "Cause" means (a) the Holder's commission of fraud, theft, embezzlement or similar malfeasance or any felony, (b) the Holder's breach of
Section 6 of this Agreement, and (c) termination of the Holder's employment by the Board for failure to perform the Holder's duties in a satisfactory manner.

                  "Common Stock" has the meaning set forth in Section 1 hereof.

                  "Date of Grant" has the meaning set forth in Section 1 hereof.

                  "Employment Date" means the date on which the Holder commenced employment with the Company.

                  "Exercise Price" has the meaning set forth in Section 3.1 hereof.

                  "Fundamental Change" means (a) a sale or transfer of all or substantially all the assets of the Company on a consolidated basis in any transaction or series of related transactions (other than sales in the ordinary course of business), or (b) any merger, consolidation or reorganization to which the Company is a party, except for a merger, consolidation or reorganization in which, after giving effect to such merger, consolidation or reorganization, the holders of the Company's outstanding capital stock (on a fully-diluted basis) immediately prior to the merger, consolidation or reorganization will own


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immediately following the merger, consolidation or reorganization the outstanding capital stock (on a fully diluted basis) having a majority of the ordinary voting power (under ordinary circumstances) to elect the board of directors of the surviving or resulting corporation.

                  "Option" has the meaning set forth in Section 1 hereof.

                  "Option Shares" means ________________ shares of Common Stock, subject to adjustment as set forth in Section 3.7 hereof.

                  "Parent" means any corporation directly or indirectly owning shares of capital stock entitling such corporation to elect a majority of the members of the board of directors of the Company.

                  "Private Placement" means the closing of the sale of debt or equity securities of the Company to one or more investors other than pursuant to a registration statement declared effective under the Securities Act.

                  "Public Offering" means a registered public offering of the Company's capital stock pursuant to a registration statement declared effective by the Securities and Exchange Commission pursuant to the Securities Act.

                  "Purchased Option Shares" has the meaning set forth in Section
3.2 hereof.

                  "Representative" means the executor(s) or administrator(s) of the Holder's estate or, if the Holder is incompetent, the Holder's guardian(s).

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                  "Stock Sale" means any sale of outstanding shares of the capital stock of the Company by the holders thereof if after giving effect to such sale the Company's stockholders (on a fully diluted basis) prior to such sale do not own immediately following such sale outstanding capital stock of the Company (on a fully diluted basis) having the voting power (under ordinary circumstances) to elect a majority of the Board.

                  "Subsidiary" means any corporation of which the Company or its Parent, if any, or another Subsidiary owns stock entitling it (or any combination of them) to elect a majority of the members of the board of directors of such corporation.

                  "Unpurchased Option Shares" means all Option Shares (whether or not available for purchase by the Holder pursuant to Section 3.3) which have not yet been purchased pursuant to this Agreement.

         3.       Terms of Option.

                  3.1 Grant of the Option. Upon the terms and conditions hereinafter set forth, the Company hereby grants to the Holder an option to
purchase the Option Shares at a price of         per share, subject to
adjustment as set forth in Section 3.7 hereof (the "Exercise Price").



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                  3.2 Procedures for Exercise. Subject to the Option becoming vested and exercisable pursuant to Section 3.3, the Holder may exercise the Option in whole or in part at any time prior to the earlier of (a) 5:00 p.m. (Chicago time) on ___________, 2004 (the "Expiration Date") and (b) the Option's earlier termination upon the terms set forth herein. In order to exercise the Option, the Holder shall give to the Company a written notice specifying the number of Option Shares to be purchased, accompanied by payment in full of the entire Exercise Price for such Option Shares in cash or certified check payable to the order of the Company; provided, however, that the Company may, in its sole discretion, permit the Holder to pay all or part of the Exercise Price (i) in one or more future installments pursuant to an interest-bearing promissory note of the Holder containing such terms as the Board, or an authorized committee thereof, may approve, (ii) by delivering to the Company for cancellation shares of Common Stock owned by the Holder at the time of such exercise having a fair market value, determined by the Board, equal to the aggregate exercise price of the Options being exercised, and/or (iii) by cancellation of outstanding options of the Holder exercisable at the time of such exercise or withholding shares of Common Stock issuable to the Holder upon exercise of Options exercisable at the time of such exercise, which options or shares have a fair market value, net of the applicable exercise price, determined by the Board. Upon exercise of the Option and payment of the entire Exercise Price for the shares of Common Stock being purchased as provided in the preceding sentence, the Company will prepare, execute and deliver to the Holder a stock certificate ("Stock Certificate") issued in the name of the Holder representing the number of Option Shares purchased hereunder (the "Purchased Option Shares").

                  3.3 Vesting Schedule. The Option shall become vested and exercisable for one-third of the Option Shares on the first anniversary of the Employment Date. Thereafter, the Option shall become vested and exercisable for an additional one-third of the Option Shares on each of the next two anniversaries of the Employment Date (and to the extent the Option has not become vested and exercisable as to any Option Shares on the third anniversary of the Employment Date, the Option shall become vested and exercisable as to such Option Shares on such anniversary). Notwithstanding the foregoing, if a Fundamental Change or Stock Sale occurs prior to the Option becoming vested and exercisable for all of the Option Shares, the Option shall become vested and exercisable for all remaining Option Shares immediately prior to the consummation of such Fundamental Change or Stock Sale, as the case may be.

                  3.4 Fractional Shares. Fractional shares will not be issued upon the exercise of the Option but in any case where the Holder would, except for the provisions of this Section 3.4, be entitled under the terms of this Agreement to receive a fractional share upon the complete exercise of the Option, the Company will, upon the exercise of the Option for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the value of such fractional share (determined in such reasonable manner and in good faith by the Board or an authorized committee thereof) over the proportional part of the Exercise Price represented by such fractional share.

                  3.5 Termination Events. (a) If the Holder's employment with the Company terminates while the Option is outstanding and unexercised, in whole or in part:

                  (i) if such termination occurs for any reason on or prior to the first anniversary of the Employment Date, or if such termination occurs at any time as a result of the termination by the Company for Cause, the Option shall terminate and cease to be exercisable upon the date of such termination; and


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                  (ii) if such termination occurs after the first anniversary of the Employment Date other than as a result of termination by the Company for Cause, the Option shall immediately terminate with respect to any Option Shares which have not yet become vested and exercisable pursuant to Section 3.3. With respect to Option Shares which have become vested and exercisable pursuant to
Section 3.3 and which do not otherwise terminate and cease to be exercisable pursuant to this Section 3.5, the Option shall terminate and cease to be exercisable for all such Option Shares (A) on the earlier of (1) six months after the date of such termination of employment and (2) the Expiration Date, if such termination of employment occurs other than as a result of the voluntary termination of employment by the Holder, and (B) on the earlier of (1) thirty
(30) days after the date of such termination of employment and (2) the Expiration Date, if such termination of employment occurs as a result of the voluntary termination of employment by the Holder.

                  (b) The Company shall use its reasonable best efforts to give notice to the Holder not less than fifteen (15) days prior to the consummation of a Fundamental Change or a Stock Sale. Upon the consummation of a Fundamental Change or Stock Sale, the Option shall terminate for all Unpurchased Option Shares.

                  (c) In the event of the dissolution, liquidation or winding-up of the Company, whether voluntary or involuntary, the Option shall terminate for all Unpurchased Option Shares immediately prior to such dissolution, liquidation or winding-up.

                  (d) Notwithstanding subparagraphs (a), (b), or (c) above, if the Holder violates Section 6, the Option shall terminate and cease to be exercisable as of and after the time of such violation.

                  3.6 Certain Rules Concerning Employment. For purposes of this Agreement, (a) employment of the Holder by any Parent or Subsidiary thereof shall be deemed employment by the Company, (b) a transfer of the Holder's employment, without any intervening period, from the Company to a Parent or a Subsidiary thereof or vice versa, from one such Subsidiary to another, or from such Parent to such a Subsidiary or vice versa, shall not be deemed a termination of the Holder's employment, and (c) if the Holder is granted a leave of absence by the Board or an authorized committee thereof, the Holder shall be deemed to have remained in the employ of the Company during such leave of absence. Nothing contained in the Plan or this Agreement shall confer upon the Holder any right with respect to the continuation of the Holder's employment by or relationship with the Company, a Parent or any Subsidiary or interfere in any way with the right of the Company, a Parent or any Subsidiary at any time to terminate such employment or relationship or to increase or decrease compensation of the Holder.

                  3.7 Antidilution Provisions. In the event of any stock dividend, stock split or combination of the Common Stock, the number of shares that are subject to the Option and the Exercise Price may be proportionately and appropriately adjusted, without any change in the aggregate Exercise Price to be paid for all Option Shares upon full exercise of the Option. Any adjustments under this Section 3.7 will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

         4. Representations of the Holder. The Holder represents and warrants to the Company as follows:


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                  (a) the Holder will acquire the Option Shares, to the extent that the Option becomes vested and exercisable pursuant to the terms hereof and the Holder exercises the Option in whole or in part, solely for investment for the Holder's own account and not with a view to the resale or distribution of all or any part thereof;

                  (b) the Holder understands that (i) the Holder may purchase the Option Shares only to the extent that the Option becomes vested and exercisable pursuant to Section 3.3 hereof, (ii) it is possible that the Option will not become exercisable for any of the Option Shares, (iii) none of the Company, the Parent or any Subsidiary is obligated to continue the Holder's employment, and (iv) none of the Option Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and the Holder may have to hold the Option Shares, to the extent they become Purchased Option Shares hereunder, for an indefinite period unless the offer and sale thereof is subsequently registered under the Securities Act (and the Company is under no obligation to so register any Purchased Option Shares) or an exemption is available therefrom;

                  (c) the Holder's permanent residence is at the address specified on the signature page hereof; and

                  (d) the issuance of the Option satisfies any obligation that the Company's Subsidiary, Health Valley Company, may have to issue options or other rights to the Holder.

         5. Representations of the Company. The Company represents and warrants to the Holder that (a) this Agreement has been duly authorized, executed, and delivered by the Company, (b) the Company has the requisite power and authority to issue the Option Shares and to perform its obligations under this Agreement, and (c) the execution, delivery, and performance of this Agreement by the Company do not and will not violate or result in a default under the Company's certificate of incorporation or by-laws or any agreement or instrument to which the Company is a party or by which it or any of its property is bound.

         6. Confidential Information. The Holder shall not, without the prior written consent of the Company (or the Parent or any Subsidiary thereof), except as may be required in connection with any judicial or administrative proceeding or inquiry, disclose to any person or entity, other than an officer or director of the Company (or the Parent or any Subsidiary thereof) or a person or entity to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Holder of the Holder's duties as an employee of the Company (or the Parent or any Subsidiary thereof), any confidential information obtained by the Holder while in the employ of, or providing services for, the Company (or the Parent or any Subsidiary thereof) (or any predecessor of any such entity) with respect to its business or assets, including, but not limited to, confidential information relating to the properties, accounts, books, records, suppliers, trade secrets, and contracts of the Company (or the Parent or any Subsidiary thereof) (or any predecessor of any such entity); provided, however, that confidential information shall not include any information known or available to the public (other than as a result of unauthorized disclosure by the Holder).

         7. Sale of the Company. If the Board of Directors of the Company and a majority of the shares of Common Stock then outstanding approve an Approved Sale, the Holder will consent to and raise no objections to the Approved Sale, and (a) if the Approved Sale is structured as a sale of stock, the Holder will agree to sell all of his or her Purchased Option Shares on the terms and conditions approved by the holders of a majority of the shares of Common Stock then outstanding, (b) if the Approved Sale

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is structured as a merger or consolidation, the Holder will vote in favor thereof and will not exercise any dissenters' rights of appraisal he or she may have under applicable law, and (c) if the Approved Sale is structured as a sale of all or substantially all of the assets of the Company and a subsequent dissolution and liquidation of the Company, the Holder will vote in favor thereof and will vote in favor of the subsequent dissolution and liquidation of the Company. The Holder will take all necessary actions in connection with the consummation of the Approved Sale as are reasonably requested by the Company. The provisions of this Section 7 are applicable to the Holder only so long as the consideration to be paid with respect to each Purchased Option Share in the Approved Sale is the same for each share of Common Stock of the Company.

         8. Stockholders Agreements. Upon exercise of the Option, the Holder will agree in writing to be bound by that certain Amended and Restated Stockholders Agreement, dated as of January 28, 1997 (as such agreement may be amended or amended and restated from time to time hereafter) as a Management Stockholder and a Holder of Management Securities (as such terms are defined therein). In connection with any subsequent Private Placements, if one or more investors in such Private Placement request the stockholders of the Company to execute a stockholders' agreement as a condition to closing such Private Placement, the Holder will agree (i) to be bound by the same restrictions (including restrictions applying after the closing of such Private Placement) with respect to the Holder's Purchased Option Shares as the other holders of Management Securities may agree to be bound with respect to shares of Common Stock owned by such holders and (ii) to execute an agreement containing such restrictions.

         9. Termination of Certain Provisions. The provisions set forth in Sections 7 and 8 of this Agreement shall terminate upon the earlier of the consummation of an Approved Sale and the consummation of a Public Offering.

         10. Miscellaneous.

                  10.1 Successors and Assigns; Binding Agreement. Subject to the provisions of the Plan and Section 10.2 hereof, this Agreement shall inure to the benefit of, be enforceable by and binding upon, the respective successors and assigns of the Company and the Holder and his or her personal or legal representatives, executors, administrators, heirs, distributees, devisees and legatees ("Representatives") and, with respect to Sections 7 and 8 of this Agreement, each transferee of all or any of the Purchased Option Shares, whether so expressed or not.

                  10.2 Limitation on Alienation. Notwithstanding the terms of
Section 10.1 hereof, the Holder shall not transfer, sell, convey, exchange or otherwise dispose of (herein referred to as "disposition" or "to dispose of") the Option and the rights and privileges of the Holder under this Agreement, except (i) by will or by the applicable laws of descent and distribution to a person (or persons) who consents in writing to be bound by the terms of this Agreement to the same extent as the Holder or (ii) by exercise pursuant to the terms of this Agreement. During the Holder's lifetime, the Option shall be exercisable only by the Holder. After the Holder's lifetime, references in
Section 3.2 to the "Holder" shall mean such Holder's Representative.

                  10.3 Governing Law. This Agreement shall be governed by and construed in accordance with the internal law of, and not the law of conflicts of, the State of Illinois applicable to contracts entered into and to be wholly performed in Illinois.


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                  10.4 Waivers. The waiver by either party of any right
hereunder or of any failure to perform or breach by the other party shall not be deemed a waiver of any other right hereunder or of any other failure or breach by the other party, whether of the same or a similar nature or otherwise. No waiver shall be deemed to have occurred unless set forth in a writing executed by or on behalf of the waiving party. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

                  10.5 Notices. All notices and communications that are required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when delivered personally or upon mailing by registered or certified mail, postage prepaid, return receipt requested, as follows:

         If to the Company, to:

                  Intrepid Food Holdings, Inc.
                  135 S. LaSalle Street
                  Suite 3800
                  Chicago, Illinois 60603
                  Attention:  President

        If to the Holder, to the address set forth on the signature page hereto;

or to such other address as may be specified in a notice given by one party to the other hereunder.

                  10.6 Severability. If for any reason any term or provision of this Agreement is held to be invalid or unenforceable, all other valid terms and provisions hereof shall remain in full force and effect, and all of the terms and provisions of this Agreement shall be deemed to be severable in nature.

                  10.7 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  10.8 Amendment. This Agreement may be amended or canceled by mutual agreement of the parties in writing without the consent of any other person or entity, and in the manner set forth in the Plan, and, so long as the Holder lives, no person or entity, other than the parties, shall have any rights under or interest in this Agreement or the subject matter hereof.

                  10.9 Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersedes all prior oral or written understandings between the parties, relating to the Option Shares. The Holder acknowledges that he or she has received a copy of the Plan and in the event that any provision of this Agreement is inconsistent with any provision of the Plan, the provisions of the Plan shall be controlling.

                  10.10 No Attachment. Except as required by law, no right to receive Option Shares under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process or

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assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

                  10.11 No Rights as Stockholder. The Holder will not have any of the rights of a stockholder with respect to the Option Shares except to the extent that such Option Shares are actually issued pursuant to exercise of the Option. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes to the Company's capital structure or its business, or to effect any sale, merger or consolidation of the Company, nor create any pre-emptive right on behalf of the holder of the Option to acquire any Common Stock or securities or indebtedness convertible into or exchangeable for Common Stock.

                  10.12 Securities Act Legend. Until (a) the Purchased Option Shares represented by such certificate are effectively registered under the Securities Act (and the Company is under no obligation at any time to so register any of such Purchased Option Shares), or (b) the holder of such securities delivers to the Company a written opinion of counsel, which counsel and opinion are reasonably acceptable to the Company, to the effect that such legend is no longer necessary, the Company shall be entitled to cause each certificate representing Purchased Option Shares to be stamped or otherwise imprinted with a legend in substantially the following form:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and thus may not be transferred unless so registered or unless an exemption from registration is available."

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         IN WITNESS WHEREOF, the parties hereto have duly executed this Option
Agreement as of the date first above written.


                                        INTREPID FOOD HOLDINGS, INC.


                                        By:
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                                        Title:
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                                        HOLDER:


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                                        Name:
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                                                        Please Print


                                        Address:

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